CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Julian Sluyters, Chief Executive Officer, of DB Hedge Strategies Fund LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 24, 2004          /s/ Julian Sluyters
     ----------------------         --------------------------------------------
                                    Julian Sluyters, Chief Executive Officer
                                    (principal executive officer)


I,  Alexandra   Toohey,   Treasurer  of  DB  Hedge   Strategies  Fund  LLC  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 24, 2004          /s/ Alexandra Toohey
     ----------------------         --------------------------------------------
                                    Alexandra Toohey, Treasurer
                                    (principal financial officer)